UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014

Celladon Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11988 El Camino Real, Suite 650 San Diego, CA		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 366-4288

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 31, 2014, Celladon Corporation (the “Company”) and Lonza Biologics, Inc. (“Lonza”) entered into a Facility Construction and Commercial Supply Agreement (the “Agreement”), pursuant to which the parties agreed to initiate detailed design planning (the “Detailed Design”) for the potential construction of a new commercial viral therapeutics facility in Portsmouth, New Hampshire for the manufacture of MYDICAR drug substance (AAV1/SERCA2a) (the “Facility”), and in exchange for an upfront $1,000,000 reservation fee payable by the Company to Lonza, Lonza agreed to reserve, for a period of time extendable on payment of specified reservation extension fees, the capital, property and labor resources necessary to enable the initiation of construction of the Facility within 75 days of receipt of notice of the Company’s decision to exercise the construction trigger and commit to a long-term supply arrangement for MYDICAR (the “Construction Trigger”).

The Construction Trigger may not be exercised by the Company prior to completion of the Detailed Design for the Facility, which is currently expected to be completed by April 2015. If the Company exercises the Construction Trigger, Lonza would be obligated to purchase, subject to any applicable Nasdaq limitations, $10,000,000 worth of newly issued, unregistered shares of common stock of the Company at a volume-weighted average market price and initiate construction of the Facility. In exchange, the Company would be obligated to (i) fund Lonza’s construction of the Facility through time and event-triggered milestone payments secured by funds deposited by the Company into an escrow account upon exercise by the Company of the Construction Trigger, (ii) upon completion of the Facility, fund Lonza’s costs for overhead, including personnel reserved for manufacture of MYDICAR at the Facility, and (iii) through such overhead funding arrangement order from Lonza a certain percentage of the Company’s and its partners’ annual global commercial supply of MYDICAR, subject to certain limits and adjustments.

The Agreement would continue in effect until the earlier of the sixth anniversary of the first approval of MYDICAR in the United States or European Union (“First Approval”) or expiration of the reservation period for construction of the Facility prior to the Company exercising the Construction Trigger, subject to earlier termination under specified circumstances set forth in the Agreement as described below. Additionally, if the Company exercises the Construction Trigger and is paying an agreed threshold for overhead for manufacture of MYDICAR at the Facility, the Company has the right to extend the term of the Agreement for an additional three years upon notice provided to Lonza between the third and fourth anniversary of the First Approval. The Company has the right to terminate the Agreement (i) immediately upon notice to Lonza at any time prior to exercise of the Construction Trigger; (ii) upon 90 days’ notice to Lonza if at any time the Company discontinues development and, if applicable, commercialization of MYDICAR as a result of regulatory, safety and/or efficacy concerns; or (iii) immediately upon notice to Lonza in the event of certain specified material breaches of the Agreement by Lonza or Lonza’s debarment. Additionally, each party may terminate the Agreement upon uncured material breach of the Agreement by, or upon the insolvency or bankruptcy of, the other party, or in the event of a continuing force majeure preventing performance. Upon any termination following exercise of the Construction Trigger other than for material breach of the Agreement or Lonza’s debarment, the Company is obligated to pay specified termination fees as set forth in the Agreement.

The foregoing description is only a summary of certain provisions of the Agreement and is qualified in its entirety by the terms of the Agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2014.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include, but are not limited to (i) statements about potential future activities under the Agreement which are contingent on the Company exercising the Construction Trigger, including, but not limited to, the construction of the Facility, the purchase by Lonza of $10,000,000 in common stock of the Company and the manufacture of MYDICAR at the Facility; (ii) statements about future events leading up to the Company’s decision or ability to exercise the Construction Trigger, including the estimated completion date of the Detailed Design and the potential extension of the reservation period; and (iii) statements regarding the potential future regulatory approval and commercialization of MYDICAR. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: the Company’s decision or ability to exercise the Construction Trigger, which may be impacted by a number of factors, including, without limitation, the outcome of the Phase 2b clinical trial of MYDICAR, expectations regarding clinical trial requirements and development timelines, the perception of the prospects for commercialization of MYDICAR, the Company’s ability to obtain financing and fund its financial obligations under the Agreement following exercise of the Construction Trigger, and the ability of the Company to obtain the consent of Hercules Technology Growth Capital, Inc. to exercise the Construction Trigger; risks and uncertainties associated with the process of conducting product development activities and clinical trials and obtaining regulatory approval to commercialize product candidates; the Company’s reliance on third parties; the need to raise additional funding when needed in order to conduct its business; and the degree of market acceptance of MYDICAR by physicians, patients, third-party payors and others in the medical community. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our filings with the Securities and Exchange Commission. These forward-looking statements represent our judgment as of the time of the filing of this Form 8-K. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celladon Corporation

Dated: October 31, 2014	By:	/s/ Paul B. Cleveland
Paul B. Cleveland
President and Chief Financial Officer